Note 11 - Subsequent Events	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Subsequent Events [Text Block]
NOTE 11              SUBSEQUENT EVENTS

On February 12, 2016, Protagenic Acquisition Corp. (“
Acquisition Corp.
”), a wholly-owned subsidiary of Atrinsic, Inc., a Delaware corporation (“
Atrinsic
”), merged (the “
Merger
”) with and into the Company. The Company was the surviving corporation of that Merger. As a result of the Merger, Atrinsic acquired the business of the Company and will continue the existing business operations of the Company as a wholly-owned subsidiary. The Merger was accounted for as a reverse business combination.

Simultaneously with the Merger, on February 12, 2016, all of the issued and outstanding shares of the Company’s common stock converted, on a 1 for 1 basis, into shares of the Atrinsic’s Series B Preferred Stock, par value $0.000001 per share (“
Series B Preferred Stock
”) (assuming no exercise of dissenters’ rights by any former Protagenic stockholder). Also on February 12, 2016, all of the issued and outstanding options to purchase shares of the Company’s common stock, and all of the issued and outstanding warrants to purchase shares of the Company’s common stock, converted, on a 1 for 1 basis, into options and new warrants, respectively, to purchase shares of Atrinsic’s Series B Preferred Stock. The new options will be administered under the Company’s 2006 Employee, Director and Consultant Stock Plan, which Atrinsic assumed and adopted on February 12, 2016, in connection with the Merger. Pursuant to the Certificate of Designations, each share of Series B Preferred Stock will immediately and automatically convert into one share of Common Stock at such time that we file an amendment to our certificate of incorporation effecting a one-for-15,463.7183 reverse stock split of our Common Stock so that we have a sufficient number of authorized and unissued shares of our Common Stock to permit the conversion of all outstanding shares of our Series B Preferred Stock into our Common Stock.

Concurrently with the closing of the Merger, we conducted the first closing of an offering (the “Private Offering”) of our Series B Preferred Stock. At the first closing, we sold 2,775,000 shares of Series B Preferred Stock at a purchase price of $1.25 per share, for which we received total gross consideration of $3,468,750. Of this amount, $350,000 consisted of conversion of outstanding stockholder debt held by Garo H. Armen, our chairmen and a member of our board of directors, inclusive of accrued but unpaid interest and $150,000 consisted of the conversion of Predecessor debt (inclusive of accrued but unpaid interest) held by shareholders of the Predecessor which was incurred to pay expenses of the Transactions, as defined below, incurred by or on behalf of the Predecessor. On March 2, 2016 we completed the second closing of the Private Offering, at which we issued an additional 913,200 shares of Series B Preferred Stock to accredited investors, for total gross proceeds of $1,141,500. On April 15, 2016 we completed the final closing of the Private Offering, at which we issued an additional 420,260 shares of Series B Preferred Stock to accredited investors, for total gross proceeds of $525,325.

For all three closings, we raised total gross proceeds of $4,635,575 and total net proceeds of $4,283,438 (or total gross proceeds of $5,135,575 and total net proceeds of $4,783,438, including the conversion of the $500,000 in principal and interest referred to above). We issued 4,108,460 shares of Series B Preferred Stock to investors in the Private Offering. The Placement Agent and its selected dealers were paid total cash commissions of $159,183 and the Placement Agent was paid an expense allowance of $15,000 and was issued (together with its selected dealers) Placement Agent Warrants to purchase 127,346 shares of Series B Preferred Stock at an exercise price of $1.25 per share.